Exhibit 10.1
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                   LIST OF DIRECTORS AND/OR EXECUTIVE OFFICERS
                            WITH INDEMNITY AGREEMENTS
                                WITH THE COMPANY


    Name of                                 Capacity in                                              Date of
   Indemnitee                            Which Indemnified                                          Agreement
Robert J. Crowell                   Executive Officer and Director                               October 9, 1995
William W. Smith                    Director                                                     October 9, 1995
John W. Ortiz                       Director                                                     October 9, 1995
Richard J. Harries, Jr.             Director                                                     October 9, 1995
Peter Rendall                       Executive Officer                                            April 12, 1999
Paul J. Mueller                     Executive Officer                                            March 29, 2000
Scott M. Soloway                    Executive Officer                                            March 29, 2000



John R. Kovalcik, Jr.               Former Executive Officer and Former Director                 October 9, 1995
David Wolf                          Former Executive Officer                                     October 9, 1995
Andres Escallon                     Former Executive Officer                                     October 9, 1995
J. Richard Cordsen                  Former Director                                              October 9, 1995
Peter F. McAree                     Former Executive Officer                                     August 22, 1997
James G. Jameson                    Former Executive Officer and Former Director                 April 13, 1998
Laurence F. Mulhern                 Former Executive Officer                                     October 9, 1995
James Rousou                        Former Executive Officer and Director                        May 30, 1996
Michael J. McEachern                Former Executive Officer                                     April 6, 1999

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